Exhibit 99.1

STAAR Surgical Announces Amendments to Alcon Merger Agreement

30-Day Go-Shop Period to Actively Solicit Other Third-Party Proposals

No Termination Fee Payable to Alcon if STAAR Terminates Merger Agreement to Accept a Superior Proposal from a Qualified Bidder

Alcon Waives All Matching Rights for Third-Party Proposals

Alcon Waives Information Rights During the Go Shop Period

Alcon to Engage with STAAR Stockholders to Solicit Support in Favor of the Merger Proposal

STAAR Special Meeting of Stockholders Postponed to December 19, 2025 to Provide Time for Third-Party Proposals

LAKE FOREST, Calif, November 7, 2025 – STAAR Surgical Company (NASDAQ: STAA), the global leader in phakic IOLs with the EVO family of Implantable Collamer® Lenses (EVO ICL™) for vision correction, today announced that the Company has agreed with Alcon Inc. (SIX/NYSE: ALC) to amend their merger agreement to allow proactive solicitation by STAAR of third-party proposals to maximize value for all STAAR stockholders.

The amended agreement includes:

•

A new 30-day go-shop period: The new go-shop period enables STAAR to proactively solicit third-party proposals through December 6, 2025, while also protecting the offer that Alcon has agreed to provide under the merger agreement. During the go-shop period, STAAR and its financial advisor plan to contact parties to invite interest in an alternative transaction to the Alcon merger. STAAR welcomes proposals from any interested party, even if not contacted by STAAR or its advisor.

•	No matching rights for third-party proposals: Alcon has agreed to give up any matching rights should a superior proposal be made during the go-shop period.

•	Limited information rights: Until the end of the go-shop period, STAAR is not required to notify Alcon regarding any bids it receives, further fostering a fair and open go-shop process.

•

No termination fee payable by STAAR: STAAR is not required to pay a termination fee to Alcon if STAAR terminates the amended merger agreement to accept a superior proposal from a qualified bidder or if Alcon terminates because the STAAR board changes its recommendation with respect to a superior proposal from a qualified bidder, which further incentivizes any interested third party to submit a proposal.

Stephen Farrell, CEO of STAAR, said, “The STAAR Board continues to be committed to maximizing stockholder value. This go-shop has provisions that encourage all potential buyers to come forward to provide their updated perspectives on valuation based on our most recent financial results and business trends. This go-shop process will either produce a superior proposal or it will validate the merits of our proposed merger with Alcon. Either way, STAAR stockholders win.”

Mr. Farrell continued, “We look forward to continuing our dialogue with our stockholders during this period. In addition, we are pleased that Alcon has committed to begin engaging with STAAR stockholders and proxy advisory firms to understand their perspectives on valuation and other aspects of the Alcon merger proposal.”

Special Meeting of Stockholders

In connection with the amended merger agreement and new 30-day go-shop provision, STAAR has postponed the Special Meeting of Stockholders to vote on the Alcon merger proposal until after the go-shop period has expired. The Special Meeting was previously scheduled to be held on December 3, 2025 at 8:30 a.m. Pacific Time. STAAR has postponed the Special Meeting to December 19, 2025 at 8:30 a.m. Pacific Time. STAAR stockholders of record as of the close of business on October 24, 2025 will be entitled to vote at the Special Meeting. STAAR will be providing a new notice of the Special Meeting to such stockholders in advance of the December 19, 2025 Special Meeting.

Stockholders with questions about voting their shares should contact STAAR’s proxy solicitor, Innisfree M&A Incorporated, toll-free at +1 877-750-8233. Banks and brokerage firms, please call +1 212-750-5833.

About STAAR Surgical

STAAR Surgical (NASDAQ: STAA) is the global leader in implantable phakic intraocular lenses, a vision correction solution that reduces or eliminates the need for glasses or contact lenses. Since 1982, STAAR has been dedicated solely to ophthalmic surgery, and for 30 years, STAAR has been designing, developing, manufacturing, and marketing advanced Implantable Collamer® Lenses (ICLs), using its proprietary biocompatible Collamer material. STAAR ICL’s are clinically-proven to deliver safe long-term vision correction without removing corneal tissue or the eye’s natural crystalline lens. Its EVO ICL™ product line provides visual freedom through a quick, minimally invasive procedure. STAAR has sold more than 3 million ICLs in over 75 countries. Headquartered in Lake Forest, California, the company operates research, development, manufacturing, and packaging facilities in California and Switzerland. For more information about ICL, visit www.EVOICL.com. To learn more about STAAR, visit www.staar.com.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving STAAR. In connection with the proposed transaction, STAAR has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including STAAR’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), on September 16, 2025. The Proxy Statement was first sent to STAAR stockholders on September 16, 2025, and was thereafter supplemented. This communication is not a substitute for the Proxy Statement or any other document that STAAR may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF STAAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED

OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting STAAR’s investor relations website, https://investors.staar.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Under SEC rules, STAAR and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of STAAR’s common stock in connection with the proposed transaction. Information about the directors and executive officers of STAAR and their ownership of STAAR’s common stock is set forth in the Proxy Statement, the definitive proxy statement for STAAR’s 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-0250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by STAAR with the SEC. To the extent holdings of such participants in STAAR’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by STAAR’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

The information covered by this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this communication that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Alcon merger agreement or could cause the consummation of the proposed transaction to be delayed or to fail to occur; (2) the failure to obtain approval of the proposed transaction from STAAR’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from STAAR’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of STAAR to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of STAAR to meet expectations regarding the timing and completion of the transaction; (7) the possibility that no alternative proposals will be received during the go-shop period, or that any such alternative proposals are not determined by the STAAR board to be superior to the Alcon merger; (8) the outcome of any legal proceedings that may be instituted against STAAR related to the proposed transaction; (9) the possibility that STAAR’s stock price may decline significantly if the proposed transaction is not consummated; and (10) other important factors set forth in the Proxy Statement under the caption “Risk Factors” and STAAR’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in STAAR’s other filings with the SEC.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, STAAR undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

STAAR Contacts:

Niko Liu, CFA

United States: +1 626-303-7902 (ext 3023)

Hong Kong: +852-6092-5076

nliu@staar.com

investorrelations@staar.com

Connie Johnson

+1 626-303-7902 (ext 2207)

cjohnson@staar.com

Lucas Pers / Alexandra Benedict

Joele Frank, Wilkinson Brimmer Katcher

+1 212-895-8692 / +1 212-895-8644